CNA Financial Corporation
Supplemental Financial Information

June 30, 2024

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2024	2023	Change	2024	2023	Change
Revenues:
Net earned premiums	$2,498	$2,347	6%	$4,939	$4,595	7%
Net investment income	618	575	7	1,227	1,100	12
Net investment (losses) gains	(10)	(32)		(32)	(67)
Non-insurance warranty revenue	404	407		811	814
Other revenues	9	7		18	14
Total revenues	3,519	3,304	7	6,963	6,456	8
Claims, Benefits and Expenses:
Insurance claims and policyholders’ benefits (re-measurement loss of $(25), $(33), $(40) and $(34))	1,882	1,779		3,689	3,432
Amortization of deferred acquisition costs	435	403		879	782
Non-insurance warranty expense	388	384		782	768
Other operating expenses	378	346		715	683
Interest	34	31		69	59
Total claims, benefits and expenses	3,117	2,943	(6)	6,134	5,724	(7)
Income (loss) before income tax	402	361		829	732
Income tax (expense) benefit	(85)	(78)		(174)	(152)
Net income (loss)	$317	$283	12%	$655	$580	13%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2024	2023	2024	2023
Components of Income (Loss)
Core income (loss)	$326	$308	$681	$633
Net investment gains (losses)	(9)	(25)	(26)	(53)
Net income (loss)	$317	$283	$655	$580

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.19	$1.13	$2.50	$2.33
Net investment gains (losses)	(0.02)	(0.09)	(0.10)	(0.20)
Diluted earnings (loss) per share	$1.17	$1.04	$2.40	$2.13

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.6	271.2	271.6	271.2
Diluted	272.6	272.0	272.6	272.1

Return on Equity
Net income (loss) (1)	13.0%	13.0%	13.3%	13.4%
Core income (loss) (2)	10.6	10.2	10.9	10.4
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2024	December 31, 2023
Total investments	$46,245	$46,562
Reinsurance receivables, net of allowance for uncollectible receivables	5,652	5,412
Total assets	65,194	64,711
Insurance reserves	44,594	44,196
Claim and claim adjustment expenses	23,974	23,304
Unearned premiums	7,409	6,933
Future policy benefits	13,211	13,959
Debt	2,971	3,031
Total liabilities	55,320	54,818
Accumulated other comprehensive income (loss) (1)	(2,547)	(2,672)
Total stockholders' equity	9,874	9,893

Book value per common share	$36.46	$36.52
Book value per common share excluding AOCI	$45.86	$46.39

Outstanding shares of common stock (in millions of shares)	270.8	270.9

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$11,031	$10,946

Three Months Ended June 30	2024	2023
Net cash flows provided (used) by operating activities	$616	$501
Net cash flows provided (used) by investing activities	40	(909)
Net cash flows provided (used) by financing activities	(689)	280
Net cash flows provided (used) by operating, investing and financing activities	$(33)	$(128)

Six Months Ended June 30	2024	2023
Net cash flows provided (used) by operating activities	$1,120	$937
Net cash flows provided (used) by investing activities	(209)	(858)
Net cash flows provided (used) by financing activities	(878)	(200)
Net cash flows provided (used) by operating, investing and financing activities	$33	$(121)
(1) As of June 30, 2024 and December 31, 2023, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $255 million and $(359) million.
(2) Statutory capital and surplus as of June 30, 2024 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$4,072	$3,909	4%		$7,814	$7,529	4%
Gross written premiums ex. 3rd party captives	3,203	2,986	7		6,139	5,710	8
Net written premiums	2,674	2,513	6		5,064	4,760	6

Net earned premiums	2,389	2,234	7		4,720	4,367	8
Net investment income	361	332	9		718	633	13
Non-insurance warranty revenue	404	407			811	814
Other revenues	9	7			18	14
Total operating revenues	3,163	2,980	6		6,267	5,828	8
Insurance claims and policyholders' benefits	1,530	1,406			3,033	2,755
Amortization of deferred acquisition costs	435	403			879	782
Non-insurance warranty expense	388	384			782	768
Other insurance related expenses	300	287			558	562
Other expenses	27	17			56	38
Total claims, benefits and expenses	2,680	2,497	(7)		5,308	4,905	(8)
Core income (loss) before income tax	483	483			959	923
Income tax (expense) benefit on core income (loss)	(103)	(109)			(207)	(203)
Core income (loss)	$380	$374	2%		$752	$720	4%

Other Performance Metrics
Underwriting gain (loss)	$124	$138	(10)%		$250	$268	(7)%

Loss & LAE ratio	63.8%	62.6%	(1.2)	pts	63.9%	62.8%	(1.1)	pts
Expense ratio	30.7	30.9	0.2		30.4	30.8	0.4
Dividend ratio	0.3	0.3	—		0.4	0.3	(0.1)
Combined ratio	94.8%	93.8%	(1.0)	pts	94.7%	93.9%	(0.8)	pts
Underlying combined ratio	91.6%	91.1%	(0.5)	pts	91.4%	91.0%	(0.4)	pts

Net accident year catastrophe losses incurred	$82	$68			$170	$120
Effect on loss & LAE ratio	3.5%	3.1%	(0.4)	pts	3.6%	2.7%	(0.9)	pts

Development-related items: (favorable) / unfavorable	$(6)	$(6)			$(11)	$9
Effect on loss & LAE ratio	(0.3)%	(0.4)%	(0.1)	pts	(0.3)%	0.2%	0.5	pts

Rate	4%	5%	(1)	pts	4%	5%	(1)	pts
Renewal premium change	5%	7%	(2)	pts	5%	7%	(2)	pts
Retention	85%	86%	(1)	pts	85%	86%	(1)	pts
New business	$595	$555	7%		$1,124	$1,058	6%

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$1,728	$1,769	(2)%		$3,410	$3,549	(4)%
Gross written premiums ex. 3rd party captives	984	961	2		1,864	1,847	1
Net written premiums	857	825	4		1,649	1,613	2

Net earned premiums	831	812	2		1,645	1,609	2
Net investment income	154	142	8		304	271	12
Non-insurance warranty revenue	404	407			811	814
Other revenues	(1)	—			—	—
Total operating revenues	1,388	1,361	2		2,760	2,694	2
Insurance claims and policyholders' benefits	495	476			974	942
Amortization of deferred acquisition costs	180	168			358	333
Non-insurance warranty expense	388	384			782	768
Other insurance related expenses	96	94			177	180
Other expenses	13	12			28	26
Total claims, benefits and expenses	1,172	1,134	(3)		2,319	2,249	(3)
Core income (loss) before income tax	216	227			441	445
Income tax (expense) benefit on core income (loss)	(47)	(50)			(95)	(97)
Core income (loss)	$169	$177	(5)%		$346	$348	(1)%

Other Performance Metrics
Underwriting gain (loss)	$60	$74	(19)%		$136	$154	(12)%

Loss & LAE ratio	59.2%	58.3%	(0.9)	pts	58.9%	58.3%	(0.6)	pts
Expense ratio	33.2	32.4	(0.8)		32.5	31.9	(0.6)
Dividend ratio	0.3	0.2	(0.1)		0.3	0.2	(0.1)
Combined ratio	92.7%	90.9%	(1.8)	pts	91.7%	90.4%	(1.3)	pts
Underlying combined ratio	93.1%	91.2%	(1.9)	pts	92.2%	90.6%	(1.6)	pts

Net accident year catastrophe losses incurred	$—	$—			$—	$—
Effect on loss & LAE ratio	—%	—%	—	pts	—%	—%	—	pts

Development-related items: (favorable) / unfavorable	$(3)	$(2)			$(8)	$(2)
Effect on loss & LAE ratio	(0.4)%	(0.3)%	0.1	pts	(0.5)%	(0.2)%	0.3	pts

Rate	—%	(1)%	1	pts	1%	—%	1	pts
Renewal premium change	1%	—%	1	pts	2%	2%	—	pts
Retention	90%	89%	1	pts	89%	89%	—	pts
New business	$118	$120	(2)%		$212	$228	(7)%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$1,927	$1,719	12%		$3,613	$3,161	14%
Gross written premiums ex. 3rd party captives	1,802	1,604	12		3,484	3,044	14
Net written premiums	1,458	1,329	10		2,796	2,517	11

Net earned premiums	1,247	1,120	11		2,449	2,166	13
Net investment income	175	165	6		351	314	12
Other revenues	10	6			18	13
Total operating revenues	1,432	1,291	11		2,818	2,493	13
Insurance claims and policyholders' benefits	851	745			1,686	1,439
Amortization of deferred acquisition costs	199	175			399	344
Other insurance related expenses	158	158			296	300
Other expenses	13	10			25	16
Total claims, benefits and expenses	1,221	1,088	(12)		2,406	2,099	(15)
Core income (loss) before income tax	211	203			412	394
Income tax (expense) benefit on core income (loss)	(44)	(44)			(87)	(84)
Core income (loss)	$167	$159	5%		$325	$310	5%

Other Performance Metrics
Underwriting gain (loss)	$39	$42	(7)%		$68	$83	(18)%

Loss & LAE ratio	68.0%	66.2%	(1.8)	pts	68.4%	65.9%	(2.5)	pts
Expense ratio	28.5	29.6	1.1		28.4	29.8	1.4
Dividend ratio	0.5	0.5	—		0.5	0.5	—
Combined ratio	97.0%	96.3%	(0.7)	pts	97.3%	96.2%	(1.1)	pts
Underlying combined ratio	91.0%	91.6%	0.6	pts	90.9%	91.8%	0.9	pts

Net accident year catastrophe losses incurred	$76	$59			$158	$103
Effect on loss & LAE ratio	6.1%	5.2%	(0.9)	pts	6.4%	4.7%	(1.7)	pts

Development-related items: (favorable) / unfavorable	$—	$(4)			$—	$(4)
Effect on loss & LAE ratio	(0.1)%	(0.5)%	(0.4)	pts	—%	(0.3)%	(0.3)	pts

Rate	7%	8%	(1)	pts	7%	8%	(1)	pts
Renewal premium change	7%	11%	(4)	pts	8%	10%	(2)	pts
Retention	84%	85%	(1)	pts	84%	85%	(1)	pts
New business	$405	$343	18%		$772	$653	18%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2024	2023	Change		2024	2023	Change
Gross written premiums	$417	$421	(1)%		$791	$819	(3)%
Net written premiums	359	359	—		619	630	(2)
Net earned premiums	311	302	3		626	592	6
Net investment income	32	25	28		63	48	31
Other revenues	—	1			—	1
Total operating revenues	343	328	5		689	641	7
Insurance claims and policyholders' benefits	184	185			373	374
Amortization of deferred acquisition costs	56	60			122	105
Other insurance related expenses	46	35			85	82
Other expenses	1	(5)			3	(4)
Total claims, benefits and expenses	287	275	(4)		583	557	(5)
Core income (loss) before income tax	56	53			106	84
Income tax (expense) benefit on core income (loss)	(12)	(15)			(25)	(22)
Core income (loss)	$44	$38	16%		$81	$62	31%

Other Performance Metrics
Underwriting gain (loss)	$25	$22	14%		$46	$31	48%

Loss & LAE ratio	59.1%	61.0%	1.9	pts	59.6%	63.1%	3.5	pts
Expense ratio	32.8	31.2	(1.6)		33.0	31.5	(1.5)
Dividend ratio	—	—	—		—	—	—
Combined ratio	91.9%	92.2%	0.3	pts	92.6%	94.6%	2.0	pts
Underlying combined ratio	90.9%	89.1%	(1.8)	pts	91.1%	89.2%	(1.9)	pts

Net accident year catastrophe losses incurred	$6	$9			$12	$17
Effect on loss & LAE ratio	2.0%	3.1%	1.1	pts	2.0%	2.9%	0.9	pts

Development-related items: (favorable) / unfavorable	$(3)	$—			$(3)	$15
Effect on loss & LAE ratio	(1.0)%	—%	1.0	pts	(0.5)%	2.5%	3.0	pts

Rate	—%	4%	(4)	pts	—%	4%	(4)	pts
Renewal premium change	2%	7%	(5)	pts	3%	7%	(4)	pts
Retention	80%	83%	(3)	pts	81%	83%	(2)	pts
New business	$72	$92	(22)%		$140	$177	(21)%

Life & Group - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2024	2023	2024	2023
Net earned premiums	$109	$113	$219	$228
Net investment income	239	229	470	443
Other revenues	—	—	—	—
Total operating revenues	348	342	689	671
Insurance claims and policyholders' benefits	325	344	637	655
Other insurance related expenses	29	31	58	60
Other expenses	1	—	1	1
Total claims, benefits and expenses	355	375	696	716
Core income (loss) before income tax	(7)	(33)	(7)	(45)
Income tax (expense) benefit on core income (loss)	6	13	11	22
Core income (loss)	$(1)	$(20)	$4	$(23)

Corporate & Other - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2024	2023	2024	2023
Net earned premiums	$—	$—	$—	$—
Net investment income	18	14	39	24
Other revenues	—	—	—	—
Total operating revenues	18	14	39	24
Insurance claims and policyholders' benefits	27	29	19	22
Other insurance related expenses	—	—	—	1
Interest expense	35	30	69	58
Other expenses	20	12	42	22
Total claims, benefits and expenses	82	71	130	103
Core income (loss) before income tax	(64)	(57)	(91)	(79)
Income tax (expense) benefit on core income (loss)	11	11	16	15
Core income (loss)	$(53)	$(46)	$(75)	$(64)

Investment Summary - Consolidated

	June 30, 2024		March 31, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$24,372	$(1,095)	$24,329	$(889)	$24,268	$(748)
States, municipalities and political subdivisions:
Tax-exempt	3,333	(33)	3,431	4	3,722	88
Taxable	3,696	(498)	3,857	(442)	3,670	(409)
Total states, municipalities and political subdivisions	7,029	(531)	7,288	(438)	7,392	(321)
Asset-backed:
RMBS	3,115	(487)	3,090	(473)	3,002	(409)
CMBS	1,611	(179)	1,645	(185)	1,631	(223)
Other ABS	3,379	(243)	3,345	(232)	3,268	(243)
Total asset-backed	8,105	(909)	8,080	(890)	7,901	(875)
U.S. Treasury and obligations of government-sponsored enterprises	191	(2)	179	(2)	151	(1)
Foreign government	706	(36)	729	(34)	713	(28)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	40,403	(2,573)	40,605	(2,253)	40,425	(1,973)
Equities:
Common stock	180	—	206	—	191	—
Non-redeemable preferred stock	489	—	485	—	492	—
Total equities	669	—	691	—	683	—
Limited partnership investments:
Hedge funds	347	—	338	—	332	—
Private equity funds	2,020	—	1,936	—	1,842	—
Total limited partnership investments	2,367	—	2,274	—	2,174	—
Other invested assets	73	—	79	—	80	—
Mortgage loans	986	—	1,029	—	1,035	—
Short-term investments	1,747	—	1,996	—	2,165	1
Total investments	$46,245	$(2,573)	$46,674	$(2,253)	$46,562	$(1,972)

Net receivable/(payable) on investment activity	$(6)		$(128)		$36

Effective duration (in years)	6.4		6.4		6.5
Weighted average rating (1)	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Property & Casualty and Corporate & Other

	June 30, 2024		March 31, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,311	$(779)	$14,533	$(750)	$14,424	$(756)
States, municipalities and political subdivisions:
Tax-exempt	1,008	(190)	1,074	(184)	1,160	(159)
Taxable	2,133	(428)	2,247	(407)	2,076	(399)
Total states, municipalities and political subdivisions	3,141	(618)	3,321	(591)	3,236	(558)
Asset-backed:
RMBS	3,113	(487)	3,088	(473)	3,000	(409)
CMBS	1,588	(177)	1,623	(182)	1,601	(221)
Other ABS	2,813	(140)	2,766	(145)	2,676	(170)
Total asset-backed	7,514	(804)	7,477	(800)	7,277	(800)
U.S. Treasury and obligations of government-sponsored enterprises	191	(2)	179	(2)	150	(1)
Foreign government	660	(26)	687	(25)	685	(20)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	25,817	(2,229)	26,197	(2,168)	25,772	(2,135)
Equities:
Common stock	180	—	206	—	191	—
Non-redeemable preferred stock	82	—	85	—	82	—
Total equities	262	—	291	—	273	—
Limited partnership investments:
Hedge funds	265	—	187	—	184	—
Private equity funds	1,545	—	1,071	—	1,019	—
Total limited partnership investments	1,810	—	1,258	—	1,203	—
Other invested assets	73	—	79	—	80	—
Mortgage loans	796	—	838	—	842	—
Short-term investments	1,698	—	1,969	—	2,094	1
Total investments	$30,456	$(2,229)	$30,632	$(2,168)	$30,264	$(2,134)

Net receivable/(payable) on investment activity	$(19)		$(128)		$33

Effective duration (in years)	4.4		4.5		4.5
Weighted average rating (1)	A		A		A
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Life & Group

	June 30, 2024		March 31, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$10,061	$(316)	$9,796	$(139)	$9,844	$8
States, municipalities and political subdivisions:
Tax-exempt	2,325	157	2,357	188	2,562	247
Taxable	1,563	(70)	1,610	(35)	1,594	(10)
Total states, municipalities and political subdivisions	3,888	87	3,967	153	4,156	237
Asset-backed:
RMBS	2	—	2	—	2	—
CMBS	23	(2)	22	(3)	30	(2)
Other ABS	566	(103)	579	(87)	592	(73)
Total asset-backed	591	(105)	603	(90)	624	(75)
U.S. Treasury and obligations of government-sponsored enterprises	—	—	—	—	1	—
Foreign government	46	(10)	42	(9)	28	(8)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	14,586	(344)	14,408	(85)	14,653	162
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	407	—	400	—	410	—
Total equities	407	—	400	—	410	—
Limited partnership investments:
Hedge funds	82	—	151	—	148	—
Private equity funds	475	—	865	—	823	—
Total limited partnership investments	557	—	1,016	—	971	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	190	—	191	—	193	—
Short-term investments	49	—	27	—	71	—
Total investments	$15,789	$(344)	$16,042	$(85)	$16,298	$162

Net receivable/(payable) on investment activity	$13		$—		$3

Effective duration (in years)	9.9		10.0		10.2
Weighted average rating (1)	A-		A-		A-
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2024	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$27	$(3)	$723	$(34)	$7,403	$(281)	$14,561	$(715)	$1,658	$(62)	$24,372	$(1,095)
States, municipalities and political subdivisions	—	—	1,136	(59)	4,351	(369)	1,264	(51)	259	(47)	19	(5)	7,029	(531)
Asset-backed:
RMBS	2,650	(372)	447	(118)	8	—	1	—	—	—	9	3	3,115	(487)
CMBS	—	—	617	(23)	596	(78)	177	(25)	164	(27)	57	(26)	1,611	(179)
Other ABS	—	—	453	(18)	268	(62)	1,243	(62)	1,245	(86)	170	(15)	3,379	(243)
Total asset-backed	2,650	(372)	1,517	(159)	872	(140)	1,421	(87)	1,409	(113)	236	(38)	8,105	(909)
U.S. Treasury and obligations of government-sponsored enterprises	191	(2)	—	—	—	—	—	—	—	—	—	—	191	(2)
Foreign government	—	—	206	(4)	377	(16)	38	(7)	85	(9)	—	—	706	(36)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$2,841	$(374)	$2,886	$(225)	$6,323	$(559)	$10,126	$(426)	$16,314	$(884)	$1,913	$(105)	$40,403	$(2,573)

Percentage of total fixed maturity securities	7%		7%		16%		25%		40%		5%		100%

Components of Net Investment Income

Periods ended June 30	Consolidated
	Three Months		Six Months
(In millions)	2024	2023	2024	2023
Taxable fixed income securities	$484	$444	$956	$874
Tax-exempt fixed income securities	36	46	74	95
Total fixed income securities	520	490	1,030	969
Common stock	4	13	18	16
Limited partnerships - hedge funds	10	7	22	21
Limited partnerships - private equity funds	64	48	106	59
Total limited partnership and common stock investments	78	68	146	96
Other, net of investment expense	20	17	51	35
Net investment income	$618	$575	$1,227	$1,100

Effective income yield for fixed income securities portfolio	4.8%	4.6%	4.8%	4.6%
Limited partnership and common stock return	3.1	3.1	6.1	4.5

	Property & Casualty and Corporate & Other
Periods ended June 30
	Three Months		Six Months
(In millions)	2024	2023	2024	2023
Taxable fixed income securities	$301	$272	$592	$533
Tax-exempt fixed income securities	9	11	19	22
Total fixed income securities	310	283	611	555
Common stock	4	13	18	16
Limited partnerships - hedge funds	5	3	12	11
Limited partnerships - private equity funds	36	27	59	33
Total limited partnership and common stock investments	45	43	89	60
Other, net of investment expense	24	20	57	42
Net investment income	$379	$346	$757	$657

Effective income yield for fixed income securities portfolio	4.4%	4.2%	4.3%	4.1%

Periods ended June 30	Life & Group
	Three Months		Six Months
(In millions)	2024	2023	2024	2023
Taxable fixed income securities	$183	$172	$364	$341
Tax-exempt fixed income securities	27	35	55	73
Total fixed income securities	210	207	419	414
Common stock	—	—	—	—
Limited partnerships - hedge funds	5	4	10	10
Limited partnerships - private equity funds	28	21	47	26
Total limited partnership and common stock investments	33	25	57	36
Other, net of investment expense	(4)	(3)	(6)	(7)
Net investment income	$239	$229	$470	$443

Effective income yield for fixed income securities portfolio	5.6%	5.5%	5.6%	5.5%

Net Investment Gains (Losses)

Periods ended June 30	Consolidated
	Three Months		Six Months
(In millions)	2024	2023	2024	2023
Fixed maturity securities:
Corporate and other bonds	$(4)	$(12)	$(21)	$(35)
States, municipalities and political subdivisions	(2)	(3)	(2)	7
Asset-backed	(6)	(12)	(21)	(21)
Total fixed maturity securities	(12)	(27)	(44)	(49)
Non-redeemable preferred stock	1	3	12	(11)
Derivatives, short-term and other	1	(2)	—	(1)
Mortgage loans	—	(6)	—	(6)
Net investment gains (losses)	(10)	(32)	(32)	(67)
Income tax benefit (expense) on net investment gains (losses)	1	7	6	14
Net investment gains (losses), after tax	$(9)	$(25)	$(26)	$(53)

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2024 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,221	$10,332	$2,745	$20,298	$663	$2,627	$23,588
Ceded	1,319	1,117	446	2,882	92	2,267	5,241
Net	5,902	9,215	2,299	17,416	571	360	18,347

Net incurred claim & claim adjustment expenses	492	847	184	1,523	9	40	1,572
Net claim & claim adjustment expense payments	(482)	(629)	(135)	(1,246)	(11)	(29)	(1,286)
Foreign currency translation adjustment and other	—	—	(8)	(8)	(8)	(1)	(17)

Claim & claim adjustment expense reserves, end of period
Net	5,912	9,433	2,340	17,685	561	370	18,616
Ceded	1,407	1,184	443	3,034	90	2,234	5,358
Gross	$7,319	$10,617	$2,783	$20,719	$651	$2,604	$23,974

Six months ended June 30, 2024 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,131	$10,103	$2,709	$19,943	$675	$2,686	$23,304
Ceded	1,215	1,082	433	2,730	93	2,318	5,141
Net	5,916	9,021	2,276	17,213	582	368	18,163

Net incurred claim & claim adjustment expenses	969	1,674	373	3,016	18	44	3,078
Net claim & claim adjustment expense payments	(972)	(1,263)	(269)	(2,504)	(22)	(41)	(2,567)
Foreign currency translation adjustment and other	(1)	1	(40)	(40)	(17)	(1)	(58)

Claim & claim adjustment expense reserves, end of period
Net	5,912	9,433	2,340	17,685	561	370	18,616
Ceded	1,407	1,184	443	3,034	90	2,234	5,358
Gross	$7,319	$10,617	$2,783	$20,719	$651	$2,604	$23,974

Life & Group Policyholder Reserves

Three months ended June 30, 2024 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period	$571	$13,513	$14,084

Incurred claims and policyholders' benefits (1)	9	315	324
Benefit and expense payments	(11)	(271)	(282)
Change in discount rate assumptions and other (AOCI)	(8)	(346)	(354)

End of Period	$561	$13,211	13,772

Six months ended June 30, 2024 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period	$582	$13,959	$14,541

Incurred claims and policyholders' benefits (1)	18	621	639
Benefit and expense payments	(22)	(592)	(614)
Change in discount rate assumptions and other (AOCI)	(17)	(777)	(794)

End of Period	$561	$13,211	$13,772
(1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve.

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants.
•Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves.
•Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note P to the Consolidated Financial Statements within the December 31, 2023 Form 10-K for further discussion regarding how the Company manages its business.
•This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.
•For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at www.cna.com.
•In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. Development-related items represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•Management uses underwriting gain (loss), calculated using GAAP financial results, to monitor insurance operations of our Specialty, Commercial and International segments. Underwriting gain (loss) is pretax and calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful